UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2021

TUSCAN HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38826	83-2530757
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

135 E. 57th Street, 18th Floor

New York, NY 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 948-7100

Not Applicable

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	THCBU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	THCB	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	THCBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 28, 2021, Tuscan Holdings Corp., a Delaware corporation (“Tuscan”), TSCN Merger Sub Inc., a newly formed Delaware corporation and wholly owned subsidiary of Tuscan (“Merger Sub”), and Microvast, Inc., a Delaware corporation (“Microvast”), entered into Amendment No. 1 (“Amendment No. 1”) to the Agreement and Plan of Merger, dated as of February 1, 2021, by and among Tuscan, Merger Sub, and Microvast (as amended, the “Merger Agreement”). The Merger Agreement was previously described in the Current Report on Form 8-K dated February 1, 2021. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Merger Agreement.

Amendment No. 1 amends and restates Section 10.1(eeeee) of the Merger Agreement to provide that the Termination Date shall be July 31, 2021, provided that if approval of the Extension Amendment Proposal (as defined below) has not been obtained, the Termination Date shall be extended to May 14, 2021 from May 1, 2021.

The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by the terms and conditions of Amendment No. 1, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 28, 2021, Tuscan convened its annual meeting of stockholders (the “Annual Meeting”) virtually, which was adjourned to May 10, 2021 solely with respect to the voting on the proposal to extend the date by which Tuscan must complete its initial business combination from April 30, 2021 to July 31, 2021 (the “Extension Amendment Proposal”). A total of 18,959,154 shares of Tuscan’s Common Stock, or 53.43% of the Common Stock outstanding as of March 17, 2021, the record date for the Annual Meeting, were represented virtually or by proxy at the Annual Meeting.

The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting on April 28, 2021.

The Director Election Proposal — Approval of the election of Amy Butte as a member of Tuscan’s board of directors as a Class I director, to hold office for a period of three years or until her successor is elected and qualified or her earlier resignation or removal. The stockholders approved the proposal to elect Amy Butte as a Class I director, to hold office for a period of three years or until her successor is elected and qualified or her earlier resignation or removal. The voting results were as follows:

Votes For	Withheld	Broker Non-Vote
18,561,127	398,027	0

The Adjournment Proposal — Approval of the adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve the Extension Amendment Proposal. The stockholders approved the proposal to adjourn the Annual Meeting to a later date if there had been insufficient votes at the time of the Annual Meeting to approve the Extension Amendment Proposal. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote
18,826,868	88,209	44,077	0

Adjournment with Respect to the Extension Amendment Proposal

The Annual Meeting was adjourned to May 10, 2021 solely with respect to the Extension Amendment Proposal in order to provide additional time for stockholders to consider and vote on such proposal. The Annual Meeting will reconvene at 10:00 a.m. EDT on May 10, 2021, virtually at https://www.cstproxy.com/tuscanholdingscorp/2021.

Item 8.01	Other Events.

On April 28, 2021, Tuscan issued a press release (the “Press Release”) announcing that the Annual Meeting, originally scheduled for 10:00 a.m. EDT on April 28, 2021, was adjourned to allow more time for stockholders to vote on the Extension Amendment Proposal. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

At the time the Annual Meeting was convened on April 28, 2021, a quorum representing at least a majority of shares outstanding on the record date of March 17, 2021 was present in person or by proxy. However, Tuscan had not received the approval of holders of 65% of its shares outstanding on the record date then necessary to approve the Extension Amendment Proposal, as provided in Article Sixth of Tuscan’s certificate of incorporation (“Article Sixth”). According to Article Sixth, as of May 1, 2021, the vote required for approval of the Extension Amendment Proposal will be reduced from 65% of the shares outstanding to a majority of the shares outstanding on the record date, based on the following provisions. Article Sixth provides that at any time during the “Target Business Acquisition Period,” any amendment to Article Sixth requires the affirmative vote of the holders of at least 65% of the then outstanding shares of common stock. The “Target Business Acquisition Period” ends on the “Termination Date,” which is defined in Article Sixth as April 30, 2021. Therefore, the 65% vote threshold in Article Sixth will no longer apply as of May 1, 2021, and the Extension Amendment Proposal may be approved by a majority of the shares outstanding on the record date.

Additional Information and Where to Find It

In connection with the 2021 annual meeting of stockholders, Tuscan filed a definitive proxy statement with the SEC on March 24, 2021 (“Annual Meeting Proxy Statement”). Additionally, in connection with the proposed business combination transaction involving Tuscan and Microvast, Tuscan filed a preliminary proxy statement with the SEC on February 16, 2020 and intends to file a definitive proxy statement (collectively, “Merger Proxy Statement”). This document is not a substitute for the Annual Meeting Proxy Statement or Merger Proxy Statement. INVESTORS AND SECURITY HOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE ANNUAL MEETING PROXY STATEMENT FOR MORE INFORMATION ABOUT THE PROPOSALS TO BE BROUGHT BEFORE THE ANNUAL MEETING, TO READ THE MERGER PROXY STATEMENT FOR MORE INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION WITH MICROVAST, AND TO READ ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE. The Annual Meeting Proxy Statement and Merger Proxy Statement and other documents that may be filed with the SEC (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Tuscan upon written request to Tuscan at Tuscan Holdings Corp., 135 E. 57th St., 17th Floor, New York, NY 10022.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Annual Meeting or the Merger and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

This Current Report on Form 8-K is not a solicitation of a proxy from any investor or securityholder. However, Tuscan and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the annual meeting of stockholders under the rules of the SEC. Information about Tuscan’s directors and executive officers and their ownership of Tuscan’s securities is set forth in Tuscan’s filings with the SEC, including Tuscan’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 25, 2021, and the definitive proxy statement for the annual meeting which was filed with the SEC on March 25, 2021 and mailed to Tuscan’s stockholders on or about March 25, 2021. These documents can be obtained free of charge from Tuscan upon written request to Tuscan at Tuscan Holdings Corp., 135 E. 57th St., 17th Floor, New York, NY 10022.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in Tuscan’s reports filed with the SEC and those identified elsewhere in this Current Report on Form 8-K, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) failure of Tuscan’s stockholders to approve the Extension Amendment Proposal; (2) inability to complete the proposed business combination with Microvast within the required time period or, if Tuscan does not complete the proposed business combination with Microvast, any other business combination; (3) the inability to complete the proposed business combination with Microvast due to the failure to meet one or more closing conditions or the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; and (4) the impact of the ongoing COVID-19 pandemic.

All information set forth herein speaks only as of the date hereof, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Amendment No. 1 to Merger Agreement, dated as of April 28, 2021, by and among Tuscan, Merger Sub and Microvast.
99.1	Press Release, dated April 28, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUSCAN HOLDINGS CORP.

Date: April 28, 2021	By:	/s/ Stephen A. Vogel
		Name:	Stephen A. Vogel
		Title:	Chief Executive Officer

4